SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K
                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): November 13, 2007



                          SCOTT'S LIQUID GOLD-INC.
           (Exact name of Registrant as specified in its charter)

           Colorado              001-13458              84-0920811
        (State or other       (Commission           (I.R.S. Employer
         jurisdiction of       File Number)          Identification No.)
         incorporation)

             4880 Havana Street, Denver, CO             80239

            (Address of principal executive offices) (Zip Code)

              Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))














Item 2.02	Results of Operations and Financial Condition.

On November 13, 2007, Scott's Liquid Gold-Inc. announced in a press release its operating results for the third quarter and first nine months of 2007. The press release is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	Exhibits.

	The following exhibit accompanies this Report:

      Exhibit No.        Document
          99             Press Release dated November 13, 2007
                         concerning results of operations.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SCOTT'S LIQUID GOLD-INC.
                                        (Registrant)

Date: November 13, 2007                 /s/ Jeffry B. Johnson
                                        ----------------------------
                                        By: Jeffry B. Johnson
                                        Chief Financial Officer and
                                         Treasurer


EXHIBIT INDEX

Exhibit
Number         Document

   99 Press Release dated November 13, 2007 concerning results of operations.